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                                                                    Exhibit 10.2

                                  U. S. BANCORP
                         DEFERRED COMPENSATION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

                  The U. S. BANCORP DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS (the "Plan") is amended and restated by U. S. Bancorp ("Bancorp"), an Oregon corporation, effective January 1, 1990.

                              W I T N E S S E T H:

                  WHEREAS, Bancorp established the Plan effective
January 1, 1978, and

                  WHEREAS, Bancorp amended the Plan February 23, 1979, July 27, 1979, January 31, 1986, and November 1, 1986, and

                  WHEREAS, Bancorp amended and restated the Plan
January 1, 1988, and

                  WHEREAS, Bancorp desires to further amend and restate the Plan,

                  NOW, THEREFORE, the Plan is hereby amended and restated effective January 1, 1990.

                                    ARTICLE I
                                   DEFINITIONS

                  For purposes of this Plan, the following definitions shall be used:

                  1.1 Affiliate. An affiliate of Bancorp as defined in the U. S. Bancorp Retirement Plan.
                  1.2  Board.  The board of directors of Bancorp.
                  1.3 Company. Bancorp or any Affiliate that adopts this Plan.

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                  1.4  Compensation. Compensation for services as a Director, including fees payable for services as a member of a committee of the board of directors of Company.

                  1.5 Deferred Account. The account established and maintained for each Participant pursuant to Article V.

                  1.6  Director.  A member of the board of directors of Company.
                  1.7 Participant. An eligible Director who has filed an election to participate in this Plan as provided in Article IV.

                                   ARTICLE II
                                 PURPOSE OF PLAN

                  The purpose of this Plan is to assist Company in retaining and attracting non-employee Directors by providing such Directors with the opportunity to defer Compensation.

                                   ARTICLE III
                                   ELIGIBILITY

                  Any Director who is not an employee of Company is eligible to participate in this Plan.

                                   ARTICLE IV
                                  PARTICIPATION

                  4.1 Commencement. An eligible Director becomes a Participant by filing an election to participate in this Plan with Bancorp on a form provided by Bancorp.

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                  4.2 Effective Date. An election to participate in this Plan filed on or before December 31 is effective to defer receipt of all or a portion of Compensation earned during the following calendar year and subsequent calendar years. An eligible Director who was not an eligible Director of a particular Company on the preceding December 31st may file an election to participate in this Plan within 30 days after becoming an eligible Director of that Company which is effective to defer Compensation for services as a Director of that Company earned during the remainder of the calendar year and subsequent calendar years.

                  4.3 Amendment. The amount of Compensation deferred may be amended by filing a notice of amendment with Bancorp on a form provided by Bancorp. A notice of amendment filed on or before December 31st is effective for Compensation earned during the following calendar year and subsequent calendar years.

                  4.4 Termination. An eligible Director may terminate participation in this Plan by filing a notice of termination with Bancorp on a form provided by Bancorp. A notice of termination filed on or before December 31st is effective for Compensation earned during the following calendar year and subsequent calendar years. Compensation deferred pursuant to this Plan prior to the beginning of the calendar year in which a notice of termination is effective will continue to be subject to the provisions of this Plan.

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                  4.5  Resumption. An eligible Director who terminates
participation in this Plan may again elect to participate in this Plan.

                                    ARTICLE V
                                DEFERRED ACCOUNT

                  5.1 Deferred Account. A Deferred Account shall be established and maintained for each Participant solely for record keeping purposes. The Compensation that a Participant elects to defer shall not be paid currently and shall be credited to the Participant's Deferred Account at the time the Compensation would otherwise be payable.

                  5.2 Interest. With respect to Deferred Amounts credited to a Deferred Account prior to December 31, 1995, each Deferred Account shall accrue an additional amount (computed like interest compounded quarterly) from the date Deferred Amounts are credited to the Deferred Account until:

                  (a) With respect to Participants for whom payment of their Deferred Accounts becomes due or commences on or before December 31, 1995, the date of final payment of the balance of the Deferred Account; and

                  (b)   With respect to all other Participants, December 31,
         1995.

The rate of interest shall be determined from time to time by the Board. Beginning January 1, 1988, the rate for each calendar year shall be the highest rate payable on two and one-half (2-1/2) year Money Market Certificates of United States National

                                                               First Amendment
                                  - 4 -                        August 20, 1992
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Bank of Oregon as of January 1 of that year unless changed by the Board.
Beginning January 1, 1990, the rate for each calendar year will equal the monthly average interest rate on five-year Treasury Notes from the month of November prior to that calendar year, as published in Federal Reserve Statistical Release G.13 (or a corresponding successor publication as determined by the Board), plus 75 basis points.

                  5.3  Additional Amounts Credited as Growth Factor.

                  (a) General. For all periods beginning on or after January 1, 1996, each Deferred Account (other than Deferred Accounts in payout status on December 31, 1995) will accrue an additional amount as described in this section ("Growth Factor") from the date Deferred Amounts are credited to the Deferred Account until the date of final payment of the balance of the Deferred Account.

                  (b) Growth Factor. For each Deferred Account, the Growth Factor for any period will be the amount of investment income that would have been realized had an amount equal to the total balance of the Deferred Account as of the first day of the period been invested in the Hypothetical Investment or Investments (as described in Section 5.3(c)) specified for that period by the Participant.

                  (c) Hypothetical Investments. For purposes of measuring Growth Factor, a Participant may designate one or a combination of Hypothetical Investments authorized from time to time by, or at the direction of, the Manager of the U. S. Bancorp Human Resources Group, or his or her delegate (the "Manager").

                                                               First Amendment
                                  - 4a -                       November 16, 1995
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The Hypothetical Investment or combination of Hypothetical Investments designated by a Participant will be referred to as the Participant's "Investment Selection." Pursuant to forms and procedures to be adopted by or at the direction of the Manager, a Participant may modify the Investment Section from time to time,effective as of the first day of any calendar quarter. The Manager may designate a Hypothetical Investment that will be effective if a Participant does not otherwise make an effective Investment Selection. A Participant's Investment Selection will be effective for all amounts credited to the Participant's Deferred Account, including previous Deferred Amounts and accrued Growth Factor as well as future Deferred Amounts.

                  (d) No Beneficial Interest. Hypothetical Investments are solely for the purpose of determining the amount of Growth Factor to be credited to Deferred Accounts. Company has no obligation to make actual investments corresponding to the Hypothetical Investments. In the event that, for measurement purposes, the Company (directly or through the U. S. Bancorp Deferred Compensation Trust) makes actual investments corresponding to the Investment Selections of the Participants, no Participant will have any rights or beneficial interest in such actual investments greater than the rights of an unsecured creditor of Company.

                                                               First Amendment
                                  - 4b -                       November 16, 1995
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                                   ARTICLE VI
                                     FUNDING

                  This Plan is unfunded. The rights of a Participant who has deferred Compensation for services as a Director of a particular Company are limited to receiving from that Company

                                                               First Amendment
                                  - 4c -                       November 16, 1995
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payment of the amount of the Participant's Deferred Account. A Participant's
rights shall be no greater than the rights of any unsecured general creditor of that Company. Any compensation deferred under this Plan shall continue for all purposes to be part of the general funds of that Company. Notwithstanding the foregoing, a Company may deposit monies under the U.S. Bancorp Deferred Compensation Trust Agreement (the "Trust") for the purpose of paying benefits hereunder from those monies and the income thereon, unless such Trust assets are required to satisfy the obligations of the Company to its general creditors.

                                   ARTICLE VII
                                  NONASSIGNMENT

                  A Participant's right to receive deferred compensation shall not be anticipated, alienated, pledged, or in any other manner assigned by a Participant and shall not be subject to levy, attachment, garnishment, or other process by or on behalf of any of the Participant's creditors.

                                  ARTICLE VIII
                        PAYMENT OF DEFERRED COMPENSATION

                  8.1  Methods of Payment.

                  (a) Election. A Participant, at or prior to filing an election to participate, may elect the method of payment of the Participant's Deferred Account from the options set forth in Section 8.1(b). The election as to method of payment must be filed with Bancorp on a form prescribed by Bancorp. A

                                                               First Amendment
                                   - 5 -                       November 16, 1995
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Participant who does not effectively elect a method of payment will have the
Participant's Deferred Account paid in a single lump-sum payment as described in
Section 8.1(b)(i).

                  (b) Payment Methods. A Participant may elect one of the following methods of payment:

                  (i) A lump sum cash payment within 30 days after the end of the calendar year

                                                               First Amendment
                                  - 5a -                       November 16, 1995
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         during which the Participant ceases to be a director of Bancorp or any of its Affiliates (the "Final Year").

                  (ii) Payment in up to ten annual installments as described below beginning within 30 business days following the Final Year:

                           (A) The first installment will be an amount equal to
                  the product of the total balance of the Deferred Account as of the last day of the Final Year multiplied by a fraction with a numerator equal to one and a denominator equal to the total number of installments;

                           (B) The second (and subsequent) installments will be
                  an amount equal to the product of the total balance of the Deferred Account as of the end of the calendar year preceding the installment payment date multiplied by a fraction with a numerator equal to one and a denominator equal to one less (and then two less, etc.) than the total number of installments; and

                           (C) The final installment will be the total remaining
                  balance of the Deferred Account.

                                                               First Amendment
                                   - 6 -                       November 16, 1995
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         During the payout period, the Deferred Account will continue to accrue
         Growth Factor, and the Participant may continue to make or modify Investment Selections, as provided in Section 5.3.

                  8.2 Effective Date. An election of method of payment filed on or before December 31st is effective for Compensation deferred during the following calendar year and subsequent calendar years, together with accumulated interest thereon. An eligible Director who was not an eligible Director of a particular Company on the preceding December 31st may file an election of method of payment within 30 days after becoming an eligible Director of that Company which is effective for Compensation for services as a Director of that Company deferred during the remainder of the calendar year and subsequent calendar years.

                                                               First Amendment
                                  - 6a -                       November 16, 1995
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                  8.3 Amendment. An election of method of payment may be amended by filing a notice of amendment with Bancorp on a form provided by Bancorp. A notice of amendment filed on or before December 31st is effective for Compensation deferred during the following calendar year and subsequent calendar years.

                  8.4 Acceleration of Payment. In the event a Participant ceases to be a director of Bancorp or any of its Affiliates and becomes a proprietor, officer, director, partner, employee or otherwise becomes associated with any business that is in competition with Bancorp or any of its Affiliates, the Board shall pay the entire balance of the Participant's Deferred Account in a lump sum immediately to the Participant.

                  8.5 Death Benefits. Upon the death of a Participant, the unpaid balance of the Participant's Deferred Account, if any, shall be paid to the Participant's surviving spouse or, if there is no surviving spouse, to the Participant's estate within 30 days after a Participant's death.

                                   ARTICLE IX
                                  GOVERNING LAW

                  This Plan and any agreements thereunder shall be construed, administered, and governed in all respects in accordance with the laws of the State of Oregon.

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                                    ARTICLE X
                            AMENDMENT AND TERMINATION

                  The Board shall have the sole right to amend or terminate this Plan.

                                   ARTICLE XI
                                ENTIRE AGREEMENT

                  This Plan and the election to participate constitute the entire understanding and agreement of Companies and Participants with respect to deferred Compensation.

                  IN WITNESS WHEREOF this Plan is executed this 31st day of December, 1991.

                                         U. S. BANCORP

                                         By /s/
                                            -----------------------------

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                                  U. S. BANCORP
                         DEFERRED COMPENSATION PLAN FOR
                             NON-EMPLOYEE DIRECTORS
                                 FIRST AMENDMENT


                  THIS FIRST AMENDMENT is adopted by U. S. Bancorp, an Oregon corporation ("Bancorp"), effective November 16, 1995.

                                    RECITALS

                  A. Bancorp adopted the amended and restated DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS (the "Plan") effective January 1, 1990; and

                  B. Bancorp desires to amend the Plan effective November 16, 1995.

                                    AMENDMENT

                  Pursuant to Article X of the Plan, Bancorp amends the Plan effective November 16, 1995, as follows:

                  (1)  Section 5.2 of Article V is revised at page 4 and 4a;

                  (2) New Section 5.3 is added to Article V at pages 4a, 4b, and 4c; and

                  (3) Section 8.1 of Article VIII is amended at pages 5, 5a, 6, and 6a.

                  This First Amendment is executed as of the date indicated below:

                                             U. S. BANCORP

                                             By /s/
                                                ---------------------------
                                                Judith L. Rice

                                             Date: November 16, 1995